U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 14, 1998
                Date of Report (Date of earliest event reported)


                                 MIM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                    0-28740                       05-0489664
(State of Organization)      (Commission File Number)           (IRS Employer
                                                             Identification No.)


                               100 Clearbrook Road
                            Elmsford, New York 10523
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (914) 735-3555
              (Registrant's telephone number, including area code)

Item 5. Other Events.

     Effective September 14, 1998, MIM Corporation has moved its principal executive offices from One Blue Hill Plaza, Pearl River, New York 10965 to 100 Clearbrook Road, Elmsford, New York 10523. The phone number of its principal executive offices will remain (914) 735-3555.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MIM CORPORATION



                                   By:      /s/ Barry A. Posner
                                            ----------------------------------
                                            Barry A. Posner
                                            Vice President and General Counsel

Date:  September 14, 1998